EXHIBIT 99.1


                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-0XLEY ACT OF 2002



         In connection with the Annual Report of HBOA Holdings, Inc. (the "Company") on Form 10-KSB/A for the twelve months ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Verdier, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


/s/ Gary Verdier
------------------------
Gary Verdier
Chief Executive Officer
and Chairman
April 29, 2003


















6007695